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                                                                     EXHIBIT 3.1

                                    DELAWARE
                                 ---------------    PAGE 1
                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "LEASE EQUITY APPRECIATION FUND II, L.P.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF MARCH, A.D. 2004, AT 11 O'CLOCK A.M.

                     [SEAL           /s/ Harriet Smith Windsor
                    APPEARS          -----------------------------------------
                      HERE]          Harriet Smith Windsor, Secretary of State

3783813  8100                        AUTHENTICATION: 3036814

040233478                                      DATE: 04-06-04

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                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 11:00 AM 03/30/2004
                                                     FILED 11:00 AM 03/30/2004
                                                   SRV 040233478 - 3783813 FILE

                                STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

o The Undersigned, desiring to form a limited partnership pursuant to the Delaware Revisied Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

o    First: The name of the limited partnership is

                    LEASE EQUITY APPRECIATION FUND, II, L.P.

o    Second: The address of its registered office in the State of Delaware is

                    110 S. POPLAR STREET, SUITE 101 in the city of

                    WILMINGTON, DE 19801

     The name of the Registered Agent at such address is ANDREW M. LUBIN

o    Third: The name and mailing address of each general partner is as follows:

                    LEAF ASSET MANAGEMENT, INC.

                    GENERAL PARTNER

                    1845 WALNUT STREET, 10TH FLOOR

                    PHILADELPHIA, PA 19103

o In Witness Whereof, the undersigned has executed this Certificate of Limited Partnership of Lease Equity Appreciation Fund II, L.P. as of March 29, 2004.

                                           Partnership Name
                                           By: LEAF ASSET MANAGEMENT, INC.
                                               GENERAL PARTNER

                                           /s/ Miles Herman
                                           -------------------------------------
                                           Miles Herman,
                                           President and Chief Executive Officer